Exhibit 10.9.7
EXECUTION COPY

FIRST AMENDMENT TO ACKNOWLEDGMENT AGREEMENT
WITH RESPECT TO SERVICING ADVANCE RECEIVABLES

THIS FIRST AMENDMENT TO ACKNOWLEDGMENT AGREEMENT WITH RESPECT TO SERVICING ADVANCE RECEIVABLES (this “Amendment”), made and entered into as of the 20th day of April 2018 by and among DITECH FINANCIAL LLC, a Delaware limited liability company with its principal offices at 1100 Virginia Drive, Suite 100A. Ft. Washington, PA 19034 (the “Servicer”), DITECH AGENCY ADVANCE DEPOSITOR LLC, a Delaware limited liability company with its principal offices at 1100 Virginia Drive, Suite 100A. Ft. Washington, PA 19034 (the “Depositor”), DITECH AGENCY ADVANCE TRUST, a Delaware statutory trust, with its principal offices for purposes of the matters contemplated hereby at c/o Ditech Financial LLC, 1100 Virginia Drive, Suite 100A. Ft. Washington, PA 19034 (the “Issuer”), WELLS FARGO BANK, N.A., not in its individual capacity but solely as indenture trustee at the direction and on behalf of the Issuer, with its principal offices at 9062 Old Annapolis Road, Columbia, MD 21045-1951, Attention: Corporate Trust Services, Ditech Agency Advance Trust (in its capacity as Indenture Trustee under the Indenture described below and not in its individual capacity, the “Indenture Trustee”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a limited liability company organized in the State of Delaware (“Credit Suisse”, in its capacity as Administrative Agent under the Indenture described below, the “Administrative Agent” and, together with the Servicer, the Depositor and the Issuer, the “Transaction Parties”) and FANNIE MAE, a corporation organized and existing under the laws of the United States of America, with an office at 3900 Wisconsin Avenue, N.W., Washington, DC 20016. This Amendment modifies the Acknowledgement Agreement with Respect to Servicing Advance Receivables by and among the Servicer, the Depositor, the Issuer, the Indenture Trustee, the Administrative Agent and Fannie Mae, dated as of February 9, 2018, and effective as of February 12, 2018 (the “Original Acknowledgement Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Original Acknowledgement Agreement.

WITNESSETH

A.
Pursuant to and subject to the terms of the Original Acknowledgement Agreement, Fannie Mae consented to (i) the Servicer’s sale and/or contribution of the Servicing Advance Receivables to the Depositor, pursuant to the terms and provisions of the Receivables Sale Agreement, (ii) the Depositor’s sale and/or contribution of the Servicing Advance Receivables to the Issuer, pursuant to the terms and provisions of the Receivables Pooling Agreement, and (iii) the Issuer’s grant of the Security Interest to the Indenture Trustee on behalf of the Secured Parties under the Indenture.

B.
The Servicer has advised Fannie Mae that (i) the Servicer desires to sell and/or contribute to the Depositor certain additional Servicing Advance Receivables with respect to certain mortgage loans owned or held in whole or in part by Fannie Mae, serviced for Fannie Mae by the Servicer under the Fannie Mae Lender Contract and identified by Seller/Servicer Number on Exhibit A-1 attached to and made a part of this Amendment (the “Additional Servicing Advance Receivables”), pursuant to the terms and provisions of the Receivables Sale Agreement, (ii) the Depositor desires to sell and/or contribute the Additional Servicing Advance Receivables to the Issuer, pursuant to the terms and provisions of the Receivables Pooling Agreement, and (iii) the Issuer desires to grant a Security Interest in the Additional Servicing Advance Receivables to the Indenture Trustee on behalf of the Secured Parties under the Indenture (the “Additional Security Interest”).

C.
The Servicer has requested that Fannie Mae consent, subject to the terms, provisions and conditions of this Amendment and the Original Acknowledgment Agreement, to (i) the Servicer’s sale and/or contribution of the Additional Servicing Advance Receivables to the Depositor, pursuant to the terms and provisions of the Receivables Sale Agreement, (ii) the Depositor’s sale and/or contribution of the Additional Servicing Advance Receivables to the Issuer, pursuant to the terms and provisions of the Receivables Pooling Agreement, and (iii) the Issuer’s grant of the Additional Security Interest to the Indenture Trustee on behalf of the Secured Parties under the Indenture.

D.	The parties desire to amend the terms of the Original Acknowledgement Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals, the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following:

1.
Consent. Subject to the terms, provisions and conditions of this Amendment and the Original Acknowledgment Agreement, Fannie Mae hereby consents to (a) the sale and/or contribution of the Additional Servicing Advance Receivables by the Servicer to the Depositor, pursuant to the terms and provisions of the Receivables Sale Agreement, (b) the sale and/or contribution by the Depositor to the Issuer, pursuant to the terms and provisions of the Receivables Pooling Agreement, (c) the modification of the Transaction Documents to reflect the addition of the Additional Servicing Advance Receivables to the collateral pool and (d) the grant by the Issuer of the Additional Security Interest to the Indenture Trustee on behalf of the Secured Parties under the Indenture, which relate to certain mortgage loans owned or held in whole or in part by Fannie Mae, serviced for Fannie Mae by the Servicer under the Fannie Mae Lender Contract and identified by Seller/Servicer Number on Exhibit A-1 hereto.

2.	Modification to Exhibit A Attached to the Original Acknowledgment Agreement.

From and after the Effective Date, Exhibit A to the Original Acknowledgement Agreement is hereby supplemented, modified and amended to include and incorporate the listing of the certain mortgage loans owned or held in whole or in part by Fannie Mae, serviced for Fannie Mae by the Servicer under the Fannie Mae Lender Contract and identified by Seller/Servicer Number on Exhibit A-1 hereto and replaced in its entirety by Exhibit A-2 hereto.

3.
References to “Servicing Advance Receivables”, “Purchased Servicing Advance Receivables” and “Security Interest”. The parties hereto agree that from and after the Effective Date, the terms “Servicing Advance Receivables” and “Purchased Servicing Advance Receivables” as used in the Original Acknowledgment Agreement, shall include and incorporate the Additional Servicing Advance Receivables and the term “Security Interest” as used in the Original Acknowledgment Agreement shall include and incorporate the Additional Security Interest.

4.
References to the “Acknowledgment Agreement”. The parties hereto agree that from and after the Effective Date, whenever the term “Acknowledgment Agreement” is used, or any reference to such agreement is made, in any of the Transaction Agreements, or in any subsequent section of this Amendment, such term shall mean the Original Acknowledgment Agreement, as amended by this Amendment.

5.
Conditions to Effectiveness.    Sections 1 through 4 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

(a)	Fannie Mae shall have received executed copies of this Amendment executed and delivered by each party hereto.

(b)	The representations and warranties set forth in Sections 6 and 7 hereof shall be true, correct and complete in all respects.

(c)
The Servicer shall have satisfied all of its obligations under that certain Addendum to Mortgage Selling and Servicing Contract dated March 23, 2005 (as amended or otherwise modified from time to time, the “EAR Addendum”) between Fannie Mae and Ditech Financial LLC, including, without limitation, full repayment of the Aggregate Early Reimbursement Amount together with any other compensation or reimbursement provided for thereunder, and the EAR Addendum shall be terminated.

6.	Representations, Warranties and Covenants of the Servicer. The Servicer hereby warrants, represents, covenants and confirms to Fannie Mae the following:

(a)
The Security Interest is the only outstanding and existing interest that the Servicer has granted or caused to be granted to the Indenture Trustee, or any other party, in the Servicing Advance Receivables; and the Transaction Documents are the sole outstanding and existing agreements or instruments containing any grant by the Servicer of any interest in the Servicing Advance Receivables. The proceeds made available, paid or disbursed to the Servicer (i) related to the transaction with respect to the Transaction Documents, or (ii) for which the Security Interest has been granted by the Servicer, are being and shall be used by the Servicer solely to finance the funding of advances made with respect to the mortgage loans that the Servicer is servicing for Fannie Mae under the Fannie Mae Lender Contract using the Fannie Mae Seller/Servicer Numbers specified on Exhibit A and additional mortgage loans that may be added to Exhibit A pursuant to Section 17 of the Acknowledgment Agreement.

(b)
The execution and delivery of this Amendment will not violate any provision of law or regulation applicable to the Servicer, any order of any court or other agency of government or any agreement or other instrument to which the Servicer is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument.

(c)
The Servicer has duly executed and delivered the Transaction Documents to which it is a party and this Amendment. The grant of a Security Interest in the Servicing Advance Receivables to the Indenture Trustee pursuant to the Transaction Documents, and the Servicer’s execution (and the delivery) of the Transaction Documents to which it is a party and this Amendment, has each been duly authorized and: (i) approved by the board of directors or the equivalent thereof (the “Board of Directors”) of the Servicer, and such approval is reflected in the minutes of the meetings of such Board of Directors or pursuant to an appropriate consent or other instrument evidencing approval by the Board of Directors or (ii) approved by an officer of the Servicer who was duly authorized by the Board of Directors to enter into such types of transactions and such authorization is reflected in the minutes of the Board of Directors’ meetings. The Acknowledgment Agreement, together with the Transaction Documents and any amendments thereto made in accordance with Section 15 of the Acknowledgment Agreement, and any UCC financing statements, constitute the written agreement (the “Written Agreement”) governing the Servicer’s grant of a

Security Interest in the Servicing Advance Receivables to the Indenture Trustee pursuant to the Transaction Documents and the matters agreed to in the Acknowledgment, and the Servicer shall continuously maintain all components of the Written Agreement as an official record of the Servicer (or any successor thereto).

(d)	The Servicer has taken any and all action necessary to ensure the accuracy of the representations and warranties contained in this Section 6.

7.	Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby warrants, represents, and confirms to Fannie Mae the following:

(a)
The execution and delivery of this Amendment will not violate any provision of law or regulation applicable to the Indenture Trustee, any order of any court or other agency of government or any agreement or other instrument to which the Indenture Trustee is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, provided, that the representations contained in this Section 7 are made for the sole purpose of preventing the Indenture Trustee from raising any such violation, breach, conflict, or default as a defense to the enforceability of this Amendment.

(b)
Wells Fargo Bank, N.A., not in its individual capacity but solely as Indenture Trustee, has, at the direction and instruction of the Issuer, duly executed and delivered the Transaction Documents to which the Indenture Trustee is a party and this Amendment. The Indenture Trustee is duly organized, validly existing and in good standing as a national banking association under the laws of the United States with power and authority to conduct its business as such business is currently conducted. The Indenture Trustee has the power and authority to execute and deliver this Amendment and to carry out its terms; and the execution, delivery and performance of this Amendment have been duly authorized by the Indenture Trustee by all necessary corporate action.

8.	Representations and Warranties of Credit Suisse. Credit Suisse hereby warrants, represents, and confirms to Fannie Mae the following:

(a)
The execution and delivery of this Amendment will not violate any provision of law or regulation applicable to Credit Suisse, in its capacity as Administrative Agent, any order of any court or other agency of government or any agreement or other instrument to which Credit Suisse, in its capacity as Administrative Agent, is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, provided, that the representations contained in this Section 8 are made for the sole purpose of preventing the Credit Suisse, in its capacity as Administrative Agent, from raising any such violation, breach, conflict, or default as a defense to the enforceability of this Amendment.

(b)
Credit Suisse, in its capacity as Administrative Agent, has duly executed and delivered the Transaction Documents and this Amendment. Credit Suisse is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware with power and authority to conduct its business as such business is currently conducted. Credit Suisse, in its capacity as Administrative Agent, has the power and authority to execute and deliver this Amendment and to carry out its terms; and the execution, delivery and performance of this Amendment have been duly authorized by Credit Suisse, in its capacity as Administrative Agent, by all necessary limited liability company action.

9.
Acknowledgment of Administrative Agent. Fannie Mae acknowledges, as of the Effective Date hereof, that the Indenture Trustee has designated Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent under the Indenture, as “its designee” for purposes of Section 6(b)(iii) and Section 6(c)(iv) of the Original Acknowledgment Agreement, and that Credit Suisse First Boston Mortgage Capital LLC has accepted such designation. Each of the Transaction Parties acknowledge and agree, by virtue of its execution of this Amendment, that if Fannie Mae receives any correspondence, request, or direction from Credit Suisse First Boston Mortgage Capital LLC, Fannie Mae shall have no obligation or responsibility to confirm with any Transaction Party that such entity is authorized or empowered to act as the Indenture Trustee’s “designee” for purposes of Section 6(b)(iii) and/or Section 6(c)(iv) of the Original Acknowledgment Agreement. Furthermore, Fannie Mae shall be fully protected in acting or relying upon, and shall have no duty or obligation to verify the truth, accuracy, authenticity, validity, or legal sufficiency of any written notice, direction, request, waiver, consent, receipt, or other paper or document which Fannie Mae in good faith believes to be genuine and to have been signed or presented by Credit Suisse First Boston Mortgage Capital LLC for purposes of Section 6(b)(iii) and Section 6(c)(iv) of the Original Acknowledgment Agreement.

10.
Acknowledgement of Termination of the EAR Addendum. Fannie Mae acknowledges that upon its receipt of the full repayment of the Aggregate Early Reimbursement Amount, in an amount equal to $42,842,307.71 (the “Takeout Proceeds” and the date of receipt of the Takeout Proceeds, the “EAR Payoff Date”)), on the date hereof, (i) the EAR Addendum and all rights arising thereunder shall be terminated (subject to any reconciliation of amounts received by either Fannie Mae or Servicer in respect of the EAR Addendum on or after the EAR Payoff Date) and (ii) all liens (if any) on the Additional Servicing Advance Receivables granted under the EAR Addendum shall be released; provided, that nothing in this Amendment shall modify or otherwise impair the rights of Fannie Mae under the Pledge Agreement. The Servicer shall cause the Takeout Proceeds to be paid to account name Federal National Mortgage Association EARCA Green Tree, account number 4426954341 maintained with Bank of America, ABA #111000012 (for ACH transfers), ABA #026009593 (for wire transfers), 3401 Connecticut Avenue NW, Washington DC 20008. Upon receipt of the Takeout Proceeds, Fannie Mae shall promptly notify the Administrative Agent by electronic transmission at the following addresses: margaret.dellafera@credit-suisse.com; erin.mccutcheon@credit-suisse.com; kwaw.degraft-johnson@creditsuisse.com.

11.
All Other Terms of the Original Acknowledgment Agreement Remain Unmodified and in Full Force and Effect. Except as otherwise set forth herein, the terms and conditions of the Original Acknowledgment Agreement, shall remain in full force and effect until the expiration or earlier termination of the Acknowledgment Agreement. On and after the Effective Date, each reference in the Original Acknowledgement Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Acknowledgement Agreement, and each reference in the other Transaction Documents to the “Acknowledgement Agreement”, “thereunder”, “thereof” or words of like import referring to the Original Acknowledgement Agreement shall mean and be a reference to the Original Acknowledgement Agreement as amended by this Amendment.

12.
Modifications and Amendments. None of the terms or provisions of this Amendment or the Original Acknowledgement Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

13.
Choice of Law. The Original Acknowledgment Agreement, as amended by this Amendment, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles (other than Section 5-1401 of the New York General Obligations Law).

14.	Counterparts. This Amendment may be executed in counterparts, each of which is fully effective as an original and all of which together constitute one and the same instrument.

15.	Owner Trustee and Indenture Trustee.

(a)
It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer under the trust agreement for the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer hereunder.

(b)
It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wells Fargo Bank, N.A., not individually or personally, but solely as Indenture Trustee of behalf of and at the direction of the Issuer, (ii) each of the Indenture Trustee’s representations, undertakings and agreements herein are made on behalf of the Secured Party (as defined in the Indenture) and are made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A., and (iii) under no circumstances shall the Indenture Trustee be liable for the payment of any obligation or be liable (absent Wells Fargo Bank, N.A.’s willful misconduct, fraud or gross negligence) for the breach or failure of any obligation or covenant made or undertaken by it under this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the Servicer, the Depositor, the Issuer, the Indenture Trustee, and Fannie Mae have executed and delivered this Amendment as of the date first above written.

SERVICER:

DITECH FINANCIAL LLC

By: /s/ Cheryl Collins
Name: Cheryl Collins
Title: Senior Vice President and Treasurer

DEPOSITOR:

DITECH AGENCY ADVANCE DEPOSITOR LLC

By: /s/ Cheryl Collins
Name: Cheryl Collins
Title: SVP and Treasurer

ISSUER:

DITECH AGENCY ADVANCE TRUST

By:	Wilmington Trust, National Association, not in its
individual capacity, but solely as Owner Trustee

By: /s/ Dorri Costello
Name: Dorri Costello
Title: Vice President

[Signatures continue on the following page]

ADMINISTRATIVE AGENT

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as
administrative agent

By: /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

INDENTURE TRUSTEE:

WELLS FARGO BANK, N.A., not in its individual capacity but solely as indenture trustee

By: /s/ Mark DeFabio
Name: Mark DeFabio
Title: Vice President

FANNIE MAE:

By: /s/ Cynthia Whipple
Name: Cynthia Whipple
Title: Director, Third Party Risk Management and Financing

Exhibit A-1

All mortgage loans serviced for Fannie Mae by Servicer under the following:

The Servicing Agreements of Ditech Financial LLC related to the Pool of Mortgage Loans serviced for Fannie Mae under Seller/Servicer Number 261840111 (Ditech MSR)

The Servicing Agreements of Ditech Financial LLC related to the Pool of Mortgage Loans serviced for Fannie Mae under Seller/Servicer Number 261840120 (Ditech MSR)

The Servicing Agreements of Ditech Financial LLC related to the Pool of Mortgage Loans serviced for Fannie Mae under Seller/Servicer Number 261840138 (Ditech MSR)

Exhibit A-2

All mortgage loans serviced for Fannie Mae by Servicer under the Fannie Mae Lender Contract using the Fannie Mae Seller/Servicer numbers identified below:

PORTFOLIO	SELLER/SERVICER #
FNMA BAC 154	261840154
FNMA Everbank 235	261840235
FNMA FLAGSTAR	261840103
FNMA FRANKLIN BANK	261840065
FNMA Green Tree Servicing LLC	261840006
FNMA NATCITY	261840057
FNMA OPTION ONE	261840022
FLAGSTAR	261840170
JP MORGAN CHASE BANK, NA	261840189
SECURITY ONE LENDING	261840219
FLAGSTAR BANK	261840227
CITI MORTGAGE, INC.	261840278
CITI MORTGAGE, INC.	261840286
CITI MORTGAGE, INC.	261840294
CITI MORTGAGE, INC.	261840308
DITECH MSR	261840111
DITECH MSR	261840120
DITECH MSR	261840138

Exhibit A-2